                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          ONE LIBERTY PROPERTIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          ONE LIBERTY PROPERTIES, INC.
                              60 CUTTER MILL ROAD
                                   SUITE 303
                           GREAT NECK, NEW YORK 11021
                                 (516) 466-3100

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 10, 2002
                            9:00 A.M., EASTERN TIME
                                   SUITE 303
                              60 CUTTER MILL ROAD
                             GREAT NECK, N.Y. 11021

                             ---------------------

                                     AGENDA

          1. To elect three directors to hold office for a term expiring in 2005.

          2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for 2002.

          3. To transact any other business properly brought before the meeting.

     Holders of record at the close of business on April 22, 2002 will be entitled to notice of the annual meeting and may vote at the meeting and any adjournment thereof.

     To assure that your vote will be counted, please complete, date and sign the enclosed proxy and return it in the enclosed prepaid envelope, whether or not you plan to attend the meeting. Registered holders can also vote by telephone by calling 1-800-PROXIES (776-9437) or via the Internet by accessing www.voteproxy.com. Telephone and internet voting information is provided on the proxy card. Your proxy may be revoked in the manner described in the accompanying proxy statement at any time before it has been voted at the meeting.

                                          By Order of the Board of Directors

                                          MARK H. LUNDY,
                                          Secretary

Dated: April 26, 2002

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
General.....................................................      1
About the Meeting and Voting................................      1
Election of Directors.......................................      3
  Nominees for election to serve until the 2005 Annual
     Meeting................................................      3
  To continue in office until the 2004 Annual Meeting.......      3
  To continue in office until the 2003 Annual Meeting.......      4
  Directors' Meetings; Committees of the Board..............      4
  Section 16(a) Beneficial Ownership Compliance.............      5
Principal Stockholders......................................      5
Security Ownership of Directors and Officers................      6
Executive Compensation......................................      7
  Report of the Compensation Committee of the Board of
     Directors on Executive Compensation....................      7
  Summary Compensation Table................................      8
  One Liberty Pension Plan..................................      9
  Stock Option Information..................................      9
  Stock Options Granted, Exercised and Fiscal Year End
     Option Values in 2001..................................      9
Performance Graph...........................................     11
Certain Relationships and Related Transactions..............     12
Ratification of Ernst & Young LLP as Independent Auditor....     13
Report of the Audit Committee...............................     14
  Disclosure of Auditor Fees................................     14
Additional Information......................................     15
Appendix A -- Audit Committee Charter.......................    A-1

                          ONE LIBERTY PROPERTIES, INC.
                              60 CUTTER MILL ROAD
                                   SUITE 303
                           GREAT NECK, NEW YORK 11021
                             ---------------------

                                PROXY STATEMENT
                         FOR ANNUAL MEETING TO BE HELD
                                 JUNE 10, 2002
                             ---------------------

                                    GENERAL

     Our board of directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted on at the 2002 Annual Meeting of Stockholders of One Liberty Properties, Inc. The meeting will be held at our offices, Suite 303, 60 Cutter Mill Road, Great Neck, N.Y. on June 10, 2002 at 9:00 a.m., eastern time. The proxies may also be voted at any adjournments or postponements of the meeting.

     The mailing address of our principal executive offices is Suite 303, 60 Cutter Mill Road, Great Neck, N.Y. 11021. We are first sending the proxy materials to stockholders on April 26, 2002.

     All properly executed proxies, and all properly completed proxies submitted by telephone or by the Internet, that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given on the proxy, unless the proxy is revoked before the meeting.

                          ABOUT THE MEETING AND VOTING

Q:  What is the purpose of the annual meeting?

A: At our annual meeting, stockholders will vote on the matters listed in the accompanying notice of meeting; namely the election of three directors (Patrick J. Callan, Jr., Charles Biederman and Marshall Rose), ratification of the appointment of the independent auditor (Ernst & Young LLP) for 2002, and such other matters as may properly come before the meeting.

Q:  Who is entitled to vote?

A: We are mailing this proxy statement on or about April 26, 2002 to our stockholders of record on April 22, 2002. The record date was established by our board of directors. Stockholders as of the close of business on the record date of April 22, 2002 are entitled to vote their shares of Common Stock and $16.50 Cumulative Convertible Preferred Stock held on that date. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Preferred Stock is entitled to one-half vote. The Common Stock and Preferred Stock will vote together as a single class. As of the record date there were outstanding and entitled to vote at the meeting 3,084,561 shares of Common Stock and 648,058 shares of Preferred Stock.

Q:  How do I vote?

A: If you complete, sign and date the accompanying proxy card and return it in the prepaid envelope, your shares will be voted confidentially and according to your instructions. If you do not mark any selections but return the signed proxy card, your shares will be voted by the proxies named on the proxy card in favor of the three nominees for election as directors and for the proposal to ratify the appointment of Ernst & Young LLP as the independent auditor for 2002. The proxy of a stockholder who is a participant in our Dividend Reinvestment Plan will also serve as an instruction to vote the shares held for the account of the participant in the manner indicated on the proxy card. Registered holders (those who hold shares directly rather than through a bank or broker) can simplify their voting by calling 1-800-PROXIES (776-9437) or by accessing the Internet website www.voteproxy.com. Telephone voting information and internet voting information is provided on the proxy card. If you do vote by telephone or via the internet, it is not necessary to return your proxy card. If you attend the meeting, you may deliver your completed proxy or vote in person.

    If a stockholder wishes to name as a proxy someone other than the proxies named on the proxy card, he or she may do so by crossing out the name of the designated proxies and inserting the name of another person. In that case it will be necessary to sign the proxy card and deliver it to the person so named and for the person so named to be present at and vote at the meeting. Proxy cards so marked should not be mailed to us or American Stock Transfer and Trust Company.

Q:  Who will count the vote?

A: Representatives of American Stock Transfer and Trust Company will tabulate the votes and act as inspector of elections.

Q:  Can I revoke my proxy before it is exercised?

A: A stockholder who holds stock in his or her name may revoke a proxy with a later dated, properly executed proxy or written revocation delivered to the Secretary at any time before the polls for the meeting are closed. The proxy holders' powers may also be suspended if you attend the meeting and notify the Secretary at the meeting that you would like to change your vote or vote in person. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the meeting will not automatically revoke a previously granted proxy.

Q:  What constitutes a quorum?

A: A quorum must be present at the meeting for business to be conducted. A quorum is the presence in person or by proxy of stockholders holding a majority of the voting power. Abstentions and withhold-authority votes will be included for purposes of determining a quorum and for purposes of calculating the vote, but will have the same effect as a vote against the proposal. Broker non-votes will be included for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote, so they will not affect the outcome of any proposal.

Q:  How many votes does it take to approve the items to be voted upon?

A: Directors are elected by the affirmative vote of a plurality of the voting power present at the meeting in person or by proxy. This means that assuming a quorum is present at the meeting, the three director nominees will be elected if each receives a majority of the votes cast for directors. The affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting is needed to ratify the appointment of Ernst & Young LLP as the independent auditor for 2002.

Q:  Who is soliciting my vote and who pays the cost?

A: Our board of directors is soliciting votes for the meeting and we will pay the entire cost of the solicitation, including preparing and mailing this proxy statement. We will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of shares of Common Stock and Preferred Stock. Proxies may also be solicited personally, by mail, by telephone, by facsimile or by telegraph, by our directors, officers or other employees, without remuneration other than regular compensation.

Q:  When are stockholder proposals due for the year 2003 Annual Meeting?

A: If a stockholder wants a proposal to be included in our proxy statement for the 2003 annual meeting of stockholders, the proposal, in writing and addressed to the Secretary, must be received by us no later than December 26, 2002. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement in accordance with applicable regulations governing the solicitation of proxies.

Q:  What other information about One Liberty is available?

A: Stockholders can call (516) 466-3100 or write us at 60 Cutter Mill Road, Great Neck, NY 11021, Attention: Secretary to request a copy of our Annual Report on Form 10-K. This and other important information about us is also available on our web site which is available at www.1liberty.com. Our Annual Report to Stockholders accompanies this Proxy Statement.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

     Pursuant to our by-laws, the number of directors was increased by our board of directors from eight to nine directors effective as of the 2002 annual meeting. The board is divided into three classes. Each class is elected to serve a three year term and classes are elected on a staggered basis. The terms of Charles Biederman and Marshall Rose expire at the 2002 Annual Meeting. Each has been nominated by the board of directors to stand for reelection at the meeting to hold office until our 2005 Annual Meeting and until his successor is elected and qualifies. The board of directors has also nominated Patrick J. Callan, Jr., who is not currently a director, to be elected at the meeting to hold office until our 2005 Annual Meeting and until his successor is elected and qualifies. Biographical information for each of the nominees is provided below.

     It is not contemplated that any of the nominees will be unable to stand for election. Should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the board of directors.

     If any director is unable to serve his full term, the board, by majority vote of the directors then in office, may designate a substitute. The director chosen by the board shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been elected expires.

     The affirmative vote of a plurality of the voting power of stockholders present in person or represented by proxy at the meeting is required for the election of each nominee for director. The board of directors recommends a vote FOR the election of Charles Biederman, Patrick J. Callan, Jr. and Marshall Rose as directors. Unless otherwise specified, the proxies received will be voted for the election of the listed nominees.

     The following table sets forth certain information, as to the nominees for director and directors whose terms will continue after the annual meeting.

NOMINEES FOR ELECTION TO SERVE UNTIL THE 2005 ANNUAL MEETING

                                              PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS AND
NAME AND AGE                                  OTHER DIRECTORSHIPS OR SIGNIFICANT AFFILIATIONS
------------                             ----------------------------------------------------------
Charles Biederman......................  Director since June 1989; Real estate developer;
  68 Years                               Consultant to Sunstone Hotel Investors LLC since November
                                         1999; Executive Vice President of Sunstone Hotel Investors
                                         Inc. from September 1994 to November 1999 and Vice
                                         Chairman from January 1998 to November 1999; President of
                                         Woodstone Homes, Inc. since 1994.
Patrick J. Callan, Jr..................  Vice President of Real Estate of Kimco Realty Corporation,
  40 Years                               a real estate investment trust which owns and operates
                                         neighborhood and community shopping centers, from May 1998 to present; Director of Real Estate for Kimco Realty
                                         Corporation from November 1990 to May 1998.
Marshall Rose..........................  Director since June 1989; Real estate developer; Chairman
  65 Years                               of the Georgetown Group, Inc., a real estate consultant
                                         and investor; Director of Estee Lauder, Inc.; Chairman
                                         Emeritus of the New York Public Library.


TO CONTINUE IN OFFICE UNTIL THE 2004 ANNUAL MEETING
Joseph A. Amato........................  Director since June 1989; Real estate developer; President
  67 Years                               and sole shareholder of the Kent Companies Inc., an owner, manager and developer of income producing real estate.
Jeffrey A. Gould.......................  Director since December 1999; Senior Vice President of the
  36 Years                               company; Trustee, President and Chief Executive Officer of
                                         BRT Realty Trust, a mortgage real estate investment trust;
                                         Senior Vice President of Georgetown Partners, Inc., the
                                         managing general partner of Gould Investors L.P., a
                                         limited partnership primarily engaged in real estate
                                         ownership.

Matthew J. Gould.                        Director since December 1999; President and Chief Executive
42 Years                                 Officer of the Company from June, 1989 to December, 1999 and a
                                         Senior Vice President of the Company since December, 1999;
                                         President of Georgetown Partners, Inc.; Senior Vice President of
                                         BRT Realty Trust.


TO CONTINUE IN OFFICE UNTIL THE 2003 ANNUAL MEETING
James J. Burns.........................  Director since June 2000; Senior Vice President and Chief
  62 Years                               Financial Officer of Wellsford Real Properties, Inc., a
                                         real estate merchant banking company, from October 1999 to the present; Partner of Ernst & Young LLP, certified
                                         public accountants, and its predecessor from December 1977 to September 1999; Director of Cedar Income Fund Ltd., a
                                         publicly traded real estate investment trust engaged in
                                         the ownership, management and leasing of retail
                                         properties.
Fredric H. Gould.......................  Chairman of the Board of the Company since June 1989 and
  66 Years                               Chief Executive Officer from December 1999 to December
                                         2001; Chairman of Georgetown Partners, Inc.; Chairman of
                                         the Board of BRT Realty Trust and President of REIT
                                         Management Corp., advisor to BRT Realty Trust; Director of
                                         East Group Properties, Inc., a real estate investment
                                         trust engaged in the acquisition, ownership and
                                         development of industrial properties; Director of Yonkers
                                         Financial Corp., the holding company for the Yonkers
                                         Savings and Loan Association, F.A.
Arthur Hurand..........................  Director since June 1989; Private investor; Trustee of BRT
  85 Years                               Realty Trust.
Fredric H. Gould is the father of Jeffrey A. Gould and Matthew J. Gould.

DIRECTORS' MEETINGS; COMMITTEES OF THE BOARD

     Our board of directors generally holds quarterly meetings. When appropriate, directors take action by unanimous consent. In 2001 the board of directors held 3 meetings and transacted business on 2 occasions by unanimous consent. Each director attended all of the meetings of the board of directors during 2001 except that Joseph A. Amato was not in attendance at one meeting. Each independent non-employee director was paid an annual retainer of $15,000 for services as a director in 2001. Each committee member receives an annual retainer of $4,000 for services as a committee member and the chairman of a committee receives an additional annual retainer of $1,000.

     Messrs. James J. Burns, Charles Biederman and Joseph A. Amato constitute the Audit Committee and the Compensation Committee. The Audit Committee reviews with our independent auditor the scope and results of the annual audit, the quarterly financial statements, the adequacy of internal accounting and financial controls, our real estate investment trust status, the professional services furnished by the independent auditor, the independence of the independent auditor, and recommends the selection of the independent auditor to our board of directors. The board of directors has adopted a written charter for the Audit Committee. All three members of the Audit Committee are "independent" as the term is defined in the American Stock Exchange Listing Standards. The Audit Committee met four times in 2001 and has recommended the selection of the independent auditor to our board of directors.

     The Compensation Committee is responsible for setting and administering the policies which govern compensation for executive officers and for administering all aspects of the Stock Option Plans. The Compensation Committee held one meeting in 2001.

     We do not have a nominating committee or any committee performing similar functions.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires executive officers and directors, and persons who beneficially own more than 10% of our shares, to file Initial Reports of Ownership and Reports of Changes in Ownership with the Securities and Exchange Commission and the American Stock Exchange. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We prepare and file the requisite forms on behalf of our executive officers and directors. Based on a review of information supplied to us by our executive officers and directors, we believe that all
Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with in 2001 except that Matthew J. Gould filed an amendment to the Form 4 for the month of December 2001, which was timely filed, to report shares previously acquired by him pursuant to our cash distribution reinvestment plan.

                             PRINCIPAL STOCKHOLDERS

     The table below indicates those persons management believes to be beneficial owners of more than 5% of our voting power as of the record date for the Annual Meeting.

                                                   NUMBER OF SHARES OF         PERCENT OF    PERCENT OF
NAME AND ADDRESS                                 STOCK BENEFICIALLY OWNED        STOCK      VOTING POWER
----------------                                 ------------------------      ----------   ------------
Gould Investors L.P.(1)........................        542,397 Common             17.1          15.5
  60 Cutter Mill Road
  Great Neck, NY 11021
Fredric H. Gould(1)............................      1,013,804 Common(2)(4)       32.0          29.1
  60 Cutter Mill Road                                 7,772 Preferred(2)           1.2
  Great Neck, NY 11021
Matthew J. Gould(1)............................        714,350 Common(3)(4)       22.5          20.6
  60 Cutter Mill Road                                 8,900 Preferred(3)           1.4
  Great Neck, NY 11021

---------------

(1) Fredric H. Gould is the sole shareholder, sole director and chairman of the board of the corporate managing general partner of Gould Investors L.P. and sole member of a limited liability company which is a general partner of Gould Investors L.P. Matthew J. Gould is president of the corporate managing general partner of Gould Investors L.P.

(2) Includes 243,987 shares of Common Stock owned directly, 542,397 shares of Common Stock owned by Gould Investors L.P. and 222,920 shares of Common Stock owned by entities and trusts over which Mr. Gould has sole or shared voting and dispositive power. Includes 272 shares of Preferred Stock owned by trusts over which Mr. Gould has shared voting and dispositive power. Does not include 47,566 shares of Common Stock and 2,800 shares of Preferred Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(3) Includes 146,134 shares of Common Stock owned directly, 18,819 shares of Common Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest), and 542,397 shares of Common Stock owned by Gould Investors L.P. With respect to the Preferred Stock, 6,700 shares are owned directly and 2,200 shares are owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 3,552 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(4) Includes all currently exercisable options and options which are exercisable within 60 days.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table shows the Common Stock and Preferred Stock ownership of our directors, the nominees for election as directors, executive officers named in the Summary Compensation Table and directors and executive officers as a group as of the record date for the meeting.

                                            COMMON STOCK   PREFERRED STOCK   EXERCISABLE    PERCENT OF
NAME                                           OWNED            OWNED          OPTIONS     VOTING POWER
----                                        ------------   ---------------   -----------   ------------
Joseph A. Amato...........................           0              0               0            --
James J. Burns............................       2,000              0               0             *
Charles Biederman.........................       5,000              0               0             *
Patrick J. Callan, Jr.....................           0              0               0            --
Jeffrey Fishman(1)........................      13,200              0           3,375             *
Fredric H. Gould(1)(2)(3).................   1,009,304          7,772           4,500          29.1
Jeffrey A. Gould(1)(4)....................     122,516          4,002          11,625           3.9
Matthew J. Gould(1)(2)(5).................     707,350          8,900           7,000          20.6
Arthur Hurand.............................      45,976              0               0           1.3
Marshall Rose(6)..........................     158,769              0               0           4.5
Directors and officers as a group
  (18 individuals)(1).....................   1,677,058         35,224          89,100          51.1

* Less than 1%
---------------

(1) Includes all currently exercisable options and options which are exercisable within 60 days.

(2) Fredric H. Gould is the sole shareholder, sole director and chairman of the board of the corporate managing general partner of Gould Investors L.P. and sole member of a limited liability company which is a general partner of Gould Investors L.P. Matthew J. Gould is president of the corporate managing general partner of Gould Investors L.P. Gould Investors L.P. owns 542,397 shares of Common Stock.

(3) Includes 243,987 shares of Common Stock owned directly, 542,397 shares of Common Stock owned by Gould Investors L.P. and 222,920 shares of Common Stock owned by entities and trusts over which Mr. Gould has sole or shared voting and dispositive power. Includes 272 shares of Preferred Stock owned by trusts over which Mr. Gould has shared voting and dispositive power. Does not include 47,566 shares of Common Stock and 2,800 shares of Preferred Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(4) Includes 116,646 shares of Common Stock and 3,137 shares of Preferred Stock owned directly and 5,870 shares of Common Stock and 865 shares of Preferred Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 2,228 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(5) Includes 146,134 shares of Common Stock owned directly, 18,819 shares of Common Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest) and 542,397 shares of Common Stock owned by Gould Investors L.P. With respect to the Preferred Stock, 6,700 shares are owned directly and 2,200 shares are owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 3,552 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

(6) Includes 23,148 shares of Common Stock owned directly and 135,621 shares of Common Stock owned by entities and trusts over which Mr. Rose has sole or shared voting and dispositive power.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee is composed of three independent non-employee directors. The Compensation Committee is responsible for advising management and the board of directors on matters pertaining to compensation arrangements for executive employees, and also is responsible for administration of our stock option plans.

     In 2001 the only officers who were compensated directly by us were Jeffrey Fishman, president and chief operating officer (Mr. Fishman was designated chief executive officer effective January 1, 2002) and Lawrence G. Ricketts, Jr., vice president, acquisitions. Other officers were on the payroll of Gould Investors L.P. (or other affiliated entities) and pursuant to a shared services arrangement between the company, Gould Investors L.P. and other affiliated entities, payroll expenses were allocated to us based on the estimated time devoted by the executive to our affairs in comparison to the estimated time devoted by the executive to the affairs of the other entities which participate in the sharing arrangement. The allocation for payroll expenses of all executive officers of the company (7 in number) was $191,500 in the aggregate in 2001 and did not exceed $44,000 as to any executive officer.

  COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Fredric H. Gould, chairman of the board and chief executive officer did not receive any compensation in 2001, except for stock option grants. Effective January 1, 2002, the board of directors authorized an annual fee of $50,000 for services rendered by him as chairman.

  COMPENSATION OVERVIEW

     The Compensation Committee has determined that the annual compensation of executive officers will be composed of two elements: (i) an annual base salary and annual bonus; and (ii) a long term component made up of stock options.

  ANNUAL COMPONENT: BASE SALARY AND BONUS

     Base salaries are determined based upon comparables in the real estate investment trust community. The determination by the Compensation Committee of base compensation is subjective in nature and is not based on any structured formula. In determining compensation, in addition to looking at compensation arrangements in the industry, the Committee takes into account the diligence and expertise which the executive officer demonstrates in managing our business affairs, and the Compensation Committee examines, among other things, the asset size of the company, growth in the company's asset base, gross revenues, operating income, funds from operations, cash distributions paid to common stockholders and the market price of our Common Stock. None of these factors individually will be determinative, but the Compensation Committee will examine these measures to arrive at the base annual compensation of the executive officers. In connection with the election of Jeffrey Fishman as president and chief operating officer on December 6, 1999, the Compensation Committee, based on negotiations between the executive officers of the company and Mr. Fishman, approved base annual salary for Mr. Fishman of $200,000. The Compensation Committee authorized an increase in Mr. Fishman's base annual salary to $250,000 effective January 1, 2002. The Compensation Committee's determination of 2002 base annual salary was based in a significant part on comparables in the real estate investment community, the responsibilities of Mr. Fishman and our performance and activities in 2001.

     With respect to annual bonuses, the determination by the Compensation Committee is subjective in nature and is not based on any structured plan or formula. The Committee analyzes the company's progress and success in each year taking into consideration, among other things, the success of the company's property acquisition program, revenues and the increase thereof, net income, funds from operations, cash distributions to common stockholders and market price of the company's securities and will determine the appropriateness and amount of a bonus, if any. At its March 2002 meeting, the Compensation Committee recommended, and the board of directors authorized, payment of a $50,000 bonus to Mr. Fishman. The bonus will be taken into account in computing 2002 earnings.

  LONG TERM COMPENSATION: STOCK OPTIONS

     Stock options are granted periodically to provide incentive for the creation of shareholder value over the long term, since the full benefit of compensation provided for under stock options cannot be realized unless there is an appreciation in the price of the company's common stock over a number of years. Under the stock option plans, options are granted at an exercise price equal to the fair market value of the common stock on the date of grant and are exercisable over a number of years (commencing six months after the date of grant), in increments of 25% per year on a cumulative basis. Stock options are the only form of long term incentive currently used by the company.

     Since the Compensation Committee believes that the grant of options is a valuable tool in providing incentive to executive officers and employees for the creation of shareholder value, options are usually granted annually.

                                          Respectfully submitted,

                                          Compensation Committee

                                          Joseph A. Amato
                                          Charles Biederman
                                          James J. Burns

SUMMARY COMPENSATION TABLE

     The following summary compensation table includes information with respect to compensation paid and accrued for services rendered in all capacities during the fiscal years ended December 31, 2001, 2000 and 1999 for our chief executive officer and chief operating officer. Matthew J. Gould served as chief executive officer from 1989 to December 1999. Jeffrey Fishman was elected chief operating officer in December 1999 and was designated chief executive officer effective January 1, 2002. Fredric H. Gould served as chief executive officer in 2000 and 2001, but, except for stock option grants, (see "Stock Option Information" below) he did not receive any compensation in either year. No executive officer other than Matthew J. Gould and Jeffrey Fishman, received, directly or indirectly, annual compensation in 2001, 2000 or 1999 in excess of $100,000.

                                                                   LONG TERM COMPENSATION
                                                                 ---------------------------
                                        ANNUAL COMPENSATION      SECURITIES
                                     -------------------------   UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY $   BONUS $    OPTIONS     COMPENSATION $
---------------------------          ----   --------   -------   ----------   --------------
Fredric H. Gould(1)................  2001        --        --      5,000              --
  Chief Executive Officer            2000        --        --      4,250              --
                                     1999        --        --      5,000              --
Matthew J. Gould(1)................  2001        --        --      5,000              --
  Senior Vice President              2000        --        --      4,250              --
                                     1999   160,000        --      5,000          10,971(4)
Jeffrey Fishman(2).................  2001   200,000    50,000(3)   5,000          25,500(5)
  President and Chief Operating      2000   200,000        --      4,250          25,500(5)
  Officer                            1999    13,846        --         --              --

---------------

(1) Mr. Matthew J. Gould, resigned as president and chief executive officer effective December 6, 1999. He continues to serve as a senior vice president. Fredric H. Gould, who has served as chairman of the board since 1989, was elected chief executive officer on December 6, 1999 and served as chief executive officer through December 31, 2001. He did not receive any compensation in 2001, 2000 or 1999, other than stock option grants (see "Stock Option Information" below). Reference is made to the caption "Certain Relationships and Related Transactions" for a discussion of fees paid to a company controlled by Fredric H. Gould.

(2) Mr. Fishman was elected president and chief operating officer effective December 6, 1999 and was designated chief executive officer effective January 1, 2002.

(3) A bonus of $50,000 was authorized by the board of directors at its March 2002 meeting. This bonus, which was primarily in recognition of our progress and success in 2001, will be paid in 2002 and will be taken into account in computing 2002 earnings.

(5) The only type of Other Compensation for Matthew J. Gould was reimbursement to REIT Management Corp., an affiliated entity, for an allocated portion of his pension expense.

(6) The only type of Other Compensation for Jeffrey Fishman was a contribution to our pension plan. He also received certain perquisites from us, which were less than the level required for reporting.

ONE LIBERTY PENSION PLAN

     We have adopted a non-contributory defined contribution pension plan covering employees. The pension plan is administered by Fredric H. Gould, Simeon Brinberg and David W. Kalish (Messrs. Brinberg and Kalish being non-director officers). Annual contributions are based on 15% of an employee's annual earnings, not to exceed $25,500 per employee. Partial vesting commences one year after employment, increasing annually until full vesting is achieved at the completion of five years of employment. The method of payment of benefits to participants upon retirement is determined solely by the participant, who may elect a lump sum payment or the purchase of an annuity, the amount of which is determined primarily by the amount of contributions and the results of the Plan's investments. For the year ended December 31, 2001, $25,500 was contributed for the benefit of Jeffrey Fishman with two years of credited service. One other officer participates in the Pension Plan, but his annual compensation is less than $100,000.

STOCK OPTION INFORMATION

     The board of directors adopted a stock option plan on October 16, 1989 covering 225,000 shares and a stock option plan on December 6, 1996 covering 125,000 shares. In March 2001, the board of directors approved an increase in the number of the shares covered by the 1996 Plan to 225,000 shares. Both plans and the amendment to the 1996 Plan have been approved by stockholders. Options are granted at per share exercise prices at least equal to the fair market value on the date of grant. Neither the 1989 Plan nor the 1996 Plan provides for stock appreciation rights. No additional options can be granted under the 1989 Plan.

STOCK OPTIONS GRANTED, EXERCISED AND FISCAL YEAR END OPTION VALUES IN 2001

     The following table sets forth information concerning the grant of stock options in 2001 to the chairman and chief executive officer and president and chief operating officer:

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF STOCK
                                                                                        PRICE APPRECIATION FOR
                                               INDIVIDUAL GRANTS                            OPTION TERM(3)
                          -----------------------------------------------------------   ----------------------
                          NUMBER OF      % OF TOTAL
                          SECURITIES      OPTIONS
                            UNDER        GRANTED TO     EXERCISE OR
                           OPTIONS      EMPLOYEES IN    BASE PRICE
NAME                      GRANTED(2)    FISCAL YEAR       ($/SH)      EXPIRATION DATE     5%             10%
----                      ----------   --------------   -----------   ---------------   -------        -------
Fredric H. Gould(1).....    5,000           8.7%           12.19          9/09/06        3,048          6,095
Jeffrey Fishman(1)......    5,000           8.7%           12.19          9/09/06        3,048          6,095

---------------

(1) On December 6, 1999 Fredric H. Gould, who has been chairman of the board since June, 1989, was elected chief executive officer. Jeffrey Fishman was elected president and chief operating officer on December 6, 1999. Effective January 1, 2002, Jeffrey Fishman has been designated chief executive officer by the board of directors. Fredric H. Gould continues to serve as chairman of the board.

(2) Options were granted on March 9, 2001.

(3) These amounts, based on assumed appreciation rates of 5% and 10% prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible appreciation of our stock price. These numbers do not take into account certain provisions of the options providing for termination of the options following termination of employment, non-transferability or phased-in vesting. We did not use an alternate formula for a grant date valuation as we are not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of our stock price.

     The following table sets forth information concerning option exercises by our chief executive officer and president and chief operating officer in 2001 and the number and value of unexercised options held by them at December 31, 2001.

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                             SHARES                 OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(2)
                            ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                       ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------   -----------   -------------   -----------   -------------
Fredric H. Gould(1)......    11,625      $24,272       4,500         11,625         $ 2,250        $24,303
Jeffrey Fishman(1).......        --           --       3,375          5,875         $11,747        $18,772

---------------

(1) On December 6, 1999 Fredric H. Gould, who has been chairman of the board since June 1989, was elected chief executive officer. Jeffrey Fishman was elected president and chief operating officer on December 6, 1999. Effective January 1, 2002, Jeffrey Fishman has been designated chief executive officer by the board of directors. Fredric H. Gould continues to serve as chairman of the board.

(2) The year end values represent the difference between the closing price of the common stock on December 31, 2001 and the exercise price of the options. The closing price of the common stock on the American Stock Exchange on December 31, 2001 was $15.00.

                               PERFORMANCE GRAPH

     The following graph assumes $100.00 was invested on December 31, 1996 in our Common Stock, the S&P 500 Stock Index, the American Stock Exchange Market Value Index and a peer group index (National Association of Real Estate Investment Trusts Equity Index). The cumulative total shareholder return is computed assuming reinvestment of dividends.
[PERFORMANCE GRAPH]

                                        Cumulative Total Return
                       ---------------------------------------------------------
                        12/96     12/97     12/98     12/99     12/00     12/01
                       -------   -------   -------   -------   -------   -------
ONE LIBERTY
  PROPERTIES, INC.     100.00    119.58    113.71    130.88    121.76    183.41

S&P 500                100.00    133.36    171.47    207.56    188.66    166.24

AMEX MARKET VALUE      100.00    125.06    134.24    171.49    176.21    167.92

NAREIT EQUITY          100.00    120.26     99.21     94.63    119.58    136.24

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Fredric H. Gould, Chairman of our board of directors, is chairman of the board of trustees of BRT Realty Trust, a mortgage lending REIT, chairman of the board of directors and sole shareholder of the managing general partner of Gould Investors L.P. and sole member of a limited liability company which is also a general partner of Gould Investors L.P. Matthew J. Gould, one of our senior vice presidents and directors is a senior vice president and trustee of BRT Realty Trust and president of the managing general partner of Gould Investors L.P. Jeffrey A. Gould, one of our senior vice presidents and directors is president, chief executive officer and a trustee of BRT Realty Trust and a vice president of the corporate managing general partner of Gould Investors L.P. Gould Investors L.P. owns 18% of our outstanding common stock and 16% of our voting rights. In addition, David W. Kalish, Simeon Brinberg, Mark H. Lundy and Israel Rosenzweig, each of whom is an executive officer of our company, are also executive officers of BRT Realty Trust and of the corporate managing partner of Gould Investors L.P. Arthur Hurand, one of our directors is a trustee of BRT Realty Trust. We also own 30,048 common shares of BRT Realty Trust, which is less than 1% of its total voting power.

     Our company and related entities, including Gould Investors L.P. and BRT Realty Trust, occupy common office space and use certain personnel in common. In 2001, we paid Gould Investors L.P. $351,000 for general and administrative expenses, including rent, telecommunication services, computer services, bookkeeping, secretarial and other clerical services and legal and accounting services. This amount includes an aggregate of $191,500, allocated to us for services (primarily legal and accounting), performed by seven executive officers who are not engaged by us on a full time basis. In addition we paid $32,615 to the law firm of Brinberg & Lundy, a partnership in which Messrs. Brinberg and Lundy are partners, for services rendered by Mark H. Lundy in connection with potential property acquisitions, completed mortgage financings and our involvement in a joint venture with an affiliate of Deutsche Bank A.G. The fees paid to Brinberg & Lundy were capitalized. The allocation of common general and administrative expenses is computed on a quarterly basis and is based on the estimated time devoted by executive, administrative and clerical personnel to the affairs of each participating entity. The services of secretarial personnel generally are allocated on the same basis as that of the executive for whom each secretary works.

     In 2001 we paid to Majestic Property Management Corp., a company controlled by the chairman of our board of directors and certain of our officers, brokerage fees totaling $136,000 relating to $13.6 million principal amount of mortgages placed on two of our properties. In addition, for the year ended December 31, 2001, this entity was paid a fee of $12,500 for supervision of improvements to a property that we own. The fees paid to this entity were approved by our board of directors, including a majority of the independent directors, and were based on the fees which would be charged by unafiliated persons for comparable services in the geographic area in which the properties for which the fees paid were located. Our board of directors intended that fees paid to related parties would not be greater than the fees which would have been paid to unaffiliated persons for comparable services.

     A management fee equal to 1% of rent is paid by our joint venture with an affiliate of Deutsche Bank A.G. to Majestic Property Management Corp. The fee for 2001 was $1,300.

     During December 1999 and January and February of 2000, we made three loans aggregating $240,000 to Jeffrey Fishman, our president and chief operating officer. These loans were made for the express purpose of providing funds to Mr. Fishman for the purchase of shares of our common stock in the open market and was agreed to by us in the negotiations pertaining to Mr. Fishman's employment by us as president and chief operating officer. He was elected president and chief operating officer on December 6, 1999 and was designated chief executive officer effective January 1, 2002. The largest amount outstanding by Mr. Fishman to the company in 2001 was $240,000. As of April 15, 2002, $167,000 is
outstanding under the loans. The indebtedness matures in December, 2004. The loans, which bear interest at the prime rate, are secured by the shares of the company purchased with the proceeds and are personally guaranteed by Mr. Fishman and his wife.

     During October 1998, Gould Investors L.P. loaned $350,000 to Jeffrey Fishman, our president and chief executive officer, and his wife. Mr. Fishman was not our employee in 1998. The loan matured in October 2001 and was repaid prior to December 31, 2001. The loan was secured by interests in several real estate partnerships in which we or Gould Investors L.P. are the majority partners and Mrs Fishman is the minority partner. Mrs. Fishman is currently a 5% equity owner in Elpans LLC, a limited liability company that owns one of our properties located in Brooklyn, New York. Elpans LLC was formed, and Mrs. Fishman acquired her interest in Elpans LLC prior to the time that Mr. Fishman became our employee.

     To the extent that we engage in any transactions with our affiliated entities, it is our policy to provide that the terms of such transaction are no more favorable to our affiliated entities than they would have been had such entities contracted with an independent third party.

            RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR
                                    (ITEM 3)

     The board of directors has appointed Ernst & Young LLP as the independent auditor to examine our accounts for the 2002 fiscal year. Ernst & Young LLP has been serving as our independent auditor for thirteen years. A member of Ernst & Young LLP is expected to be in attendance at the meeting with the opportunity to make a statement and respond to questions.

     The board of directors recommends that stockholders vote FOR ratification of the appointment of Ernst & Young LLP as independent auditor for fiscal 2002. In the event that ratification of the board of director's selection of auditor is not approved by the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting, the selection of independent auditor will be reconsidered by the board of directors.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the board of directors is comprised of three independent directors and operates under a written charter adopted by the board. The charter, as amended, is attached hereto as Exhibit A. The Committee is appointed by the board to assist the board in its oversight function by monitoring, among other things, our financial reporting process, the independence of the auditor, and the performance of the independent auditor and our internal accounting department. It is the responsibility of our executive management to prepare financial statements in accordance with generally accepted accounting principles and of the independent auditor to audit those financial statements.

     In this context, the Committee has met and held discussions with management and the independent auditor. Management represented to the Committee that the company's year end consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. In addition the Committee reviews the unaudited quarterly financial statements prior to filing the Form 10-Q with the Securities and Exchange Commission and issuance of the quarterly earnings press release. The Committee discusses with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committee).

     In addition, the Committee has discussed with the independent auditor, the auditor's independence from the company and its management, including the matters in the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). Further, the Committee has reviewed the auditor's fees, both for performing the audit and non-audit fees, considered whether the provision of non-audit services by the independent auditor is compatible with maintaining the auditor's independence and concluded that it is compatible.

     Further, the Committee meets with the independent auditor, with and without management present, to discuss the results of their examinations, the evaluations of the internal controls, and the overall quality of our financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange. The Committee recommended to the board and the board has approved, subject to stockholder approval, retention of Ernst & Young LLP as independent auditor for 2002.

                                          Charles Biederman, Chairman
                                          Joseph A. Amato
                                          James J. Burns

DISCLOSURE OF AUDITOR FEES

     The following is a description of the fees billed to us by Ernst & Young LLP during the year ended December 31, 2001:

     - Audit fees -- Audit fees paid and/or billed in connection with review and audit of our annual financial statements for the year ended December 31, 2001 and review of our interim financial statements included in our Quarterly Reports on Form 10-Q during the year ended December 31, 2001 totaled approximately $66,000.

     - All other fees -- Fees billed by Ernst & Young LLP during the year ended December 31, 2001 for all non-audit services rendered to us (which consisted of tax related services and accounting services in connection with acquisitions and potential acquisitions) totaled approximately $15,000.

     - Financial information systems design and implementation fees -- No fees were paid to Ernst & Young LLP for financial information systems design and implementation.

                             ADDITIONAL INFORMATION

     As of the date of this proxy statement, we do not know of any business that will be presented for consideration at the meeting other than the items referred to in the Notice of the Meeting. If any other matter is properly brought before the meeting for action by stockholders, the holders of the proxies will vote and act with respect to the business in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

                                          By order of the Board of Directors

                                          MARK H. LUNDY,
                                          Secretary

Great Neck, N.Y.
April 26, 2002

                                                                      APPENDIX A

                          ONE LIBERTY PROPERTIES, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

COMPOSITION:                     The Board of Directors annually elects, by
                                 majority vote of the directors then in office, the members, not fewer than three in number, of the Audit Committee. The Board shall designate one member to serve as chairman of the Committee. All members of the Audit Committee shall be independent non-executive directors who are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, and at least one member of the Committee shall have past employment experience in finance or accounting, or requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

FUNCTIONS AND AUTHORITY:         The functions and authority of the Audit
                                 Committee include:

                                   - Meeting periodically with Management and
                                     the Company's independent auditor to review the scope of the annual audit, policies relating to internal accounting and auditing procedures and controls, significant accounting policies and availability of alternative accounting principles, adequacy of the Company's internal controls and financial reporting process, major financial risk exposures, and the completed annual audit, including footnote disclosure, related party disclosure and any comments or recommendations of the auditor.

                                   - Reviewing with the Company's counsel legal
                                     matters that may have a material impact on the financial statements, the Company's compliance with applicable laws and regulations and any material reports or inquiries received from regulators or governmental agencies.

                                   - Meeting at least annually with the chief
                                     financial officer, the senior internal
                                     auditing executive and the independent
                                     auditor in separate executive sessions.

                                   - Discussing with the independent auditor the
                                     matters the independent auditor determines are required to be discussed by Statement on Auditing Standards No. 61.

                                   - Reviewing, prior to filing, the Company's
                                     annual report on Form 10-K and recommending based on a review of the audited financial statements with management and the independent auditor inclusion of the audited financial statements in the annual report on Form 10-K.

                                   - Discussing with management and the
                                     independent auditor the matters the
                                     independent auditor determines are required to be discussed by the Statement on Auditing Standards No. 71 regarding the interim quarterly financial statements, prior to filing the Form 10-Q with the Securities and Exchange Commission.

                                   - Recommending to the Board each year the
                                     selection of the Company's independent
                                     auditor, which firm is ultimately
                                     accountable to the Audit Committee and the Board.

                                   - Evaluating together with the Board the
                                     performance of the Company's independent auditor and, if so determined by the Audit Committee, recommending that the Board replace the independent auditor.

                                   - Receiving report from the independent
                                     auditor regarding the auditor's
                                     independence, discussing such report with the independent auditor, and if so determined by the Audit Committee, recommending that the Board take appropriate action to satisfy itself of the independence of the auditor.

                                   - Actively engaging in a dialogue with the
                                     independent auditor with respect to any
                                     disclosed relationship or services that may impact the objectivity and independence of the independent auditor.

                                   - Reviewing and approving the fees of the
                                     auditor for both audit and non-audit
                                     services.

                                   - Approving professional non-audit services
                                     provided by the independent auditor, giving consideration to the possible effect of providing such non-audit services on the auditor's independence. In any event the auditor shall not perform any consulting services for the Company, other than services related to tax advice and services related to acquisitions or dispositions.

                                   - Reviewing the programs maintained by the
                                     Company with respect to compliance with law and applicable regulations.

                                   - Annually prepare a report to stockholders
                                     as required by Securities and Exchange
                                     Commission rules and regulations. The
                                     report shall be included in the Annual
                                     Proxy Statement.

                                   - Reviewing the charter on an annual basis
                                     and recommending to the Board appropriate modifications or additions hereto. Have the charter set forth in the Company's proxy statement at least once every three years.

MEETINGS: The Audit Committee meets quarterly each fiscal year or more frequently as circumstances dictate.

     While the Audit Committee has the responsibilities and power set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles or determine the adequacy of the internal and financial statement reporting controls of the Company. These are the responsibilities of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                          ONE LIBERTY PROPERTIES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 10, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 PREFERRED STOCK

         The undersigned hereby appoints Simeon Brinberg and Mark H. Lundy, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of $16.50 Cumulative Convertible Preferred Stock of One Liberty Properties, Inc. held of record by the undersigned on April 22, 2002 at the Annual Meeting of Stockholders to be held on June 10, 2002 or any adjournments thereof.

                         (TO BE SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------


TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES (776-9437) and follow the instructions. Have your control number and the proxy card available when you call.


TO VOTE BY INTERNET

Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS
                                   ----------

                           1.    Election of three Directors

                                 [ ]   FOR THE    [ ]   WITHHOLD AUTHORITY TO
                                       NOMINEES         VOTE FOR NOMINEE

                                 Nominees: Charles Biederman, Patrick J. Callan, Jr., Marshall Rose

                                 [ ]    INSTRUCTIONS: To withhold authority to
                                 vote for a nominee, place an "X" in the
                                 "Withhold Authority" box and strike a line through the nominee's name.

For    Against   Abstain   2.    Appointment of Ernst & Young LLP as independent
                                 auditors for the year ending December 31, 2002.

[ ]      [ ]       [ ]

                           3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE:

                                  Dated:                                  , 2002
                                        ----------------------------------

                                                                            L.S.
                                  ------------------------------------------

                                                                            L.S.
                                  ------------------------------------------

                                    (NOTE: PLEASE SIGN EXACTLY, AS YOUR NAME
                                    APPEARS HEREON. EXECUTORS, ADMINISTRATORS,
                                    TRUSTEES, ETC. SHOULD INDICATE WHEN SIGNING,
                                    GIVING FULL TITLE AS SUCH. IF SIGNER IS A
                                    CORPORATION, EXECUTE IN FULL CORPORATE NAME
                                    BY AUTHORIZED OFFICER. IF SHARES ARE HELD IN
                                    THE NAME OF TWO OR MORE PERSONS, ALL SHOULD
                                    SIGN.)

                          ONE LIBERTY PROPERTIES, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 10, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  COMMON STOCK

         The undersigned hereby appoints SIMEON BRINBERG AND MARK H. LUNDY, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock, $1.00 par value per share, of One Liberty Properties, Inc. held of record by the undersigned on April 22, 2002 at the Annual Meeting of Stockholders to be held on June 10, 2002 or any adjournments thereof.

                         (TO BE SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------


TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES (776-9437) and follow the instructions. Have your control number and the proxy card available when you call.


TO VOTE BY INTERNET

Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS
                                   ----------

                           1.    Election of three Directors

                                 [ ]   FOR THE      [ ]   WITHHOLD AUTHORITY TO
                                       NOMINEES           VOTE FOR NOMINEE

                                 Nominees: Charles Biederman, Patrick J. Callan, Jr., Marshall Rose

                                 [ ]    INSTRUCTIONS: To withhold authority to
                                 vote for a nominee, place an "X" in the
                                 "Withhold Authority" box and strike a line through the nominee's name.

For    Against   Abstain   2.    Appointment of Ernst & Young LLP as independent
                                 auditors for the year ending December 31, 2002.

[ ]      [ ]       [ ]

                           3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE:

                                  Dated:                                  , 2002
                                        ----------------------------------

                                                                            L.S.
                                  ------------------------------------------

                                                                            L.S.
                                  ------------------------------------------

                                    (NOTE: PLEASE SIGN EXACTLY, AS YOUR NAME
                                    APPEARS HEREON. EXECUTORS, ADMINISTRATORS,
                                    TRUSTEES, ETC. SHOULD INDICATE WHEN SIGNING,
                                    GIVING FULL TITLE AS SUCH. IF SIGNER IS A
                                    CORPORATION, EXECUTE IN FULL CORPORATE NAME
                                    BY AUTHORIZED OFFICER. IF SHARES ARE HELD IN
                                    THE NAME OF TWO OR MORE PERSONS, ALL SHOULD
                                    SIGN.)